Commitments	12 Months Ended
Dec. 31, 2013
Commitments And Contingencies Disclosure [Abstract]
Commitments

23. COMMITMENTS

Agreement with Inergi LP (Inergi)

In 2002, Inergi, an affiliate of Capgemini Canada Inc., began providing services to Hydro One, including business processing and information technology outsourcing services, as well as core system support related primarily to SAP implementation and optimization. The current agreement with Inergi will expire in February 2015.

At December 31, 2013, the annual commitments under the Inergi agreement are as follows: 2014 – $130 million; 2015 – $22 million; 2016 and thereafter – nil.

Prudential Support

Purchasers of electricity in Ontario, through the IESO, are required to provide security to mitigate the risk of their default based on their expected activity in the market. As at December 31, 2013, the Company provided prudential support to the IESO on behalf of Hydro One Networks and Hydro One Brampton Networks using parental guarantees of $325 million (2012 – $325 million), and on behalf of two distributors using guarantees of $1 million (2012 – $1 million). In addition, as at December 31, 2013, the Company has provided letters of credit in the amount of $21 million (2012 – $22 million) to the IESO. The IESO could draw on these guarantees and/or letters of credit if these subsidiaries or distributors fail to make a payment required by a default notice issued by the IESO. The maximum potential payment is the face value of any letters of credit plus the amount of the parental guarantees.

Retirement Compensation Arrangements

Bank letters of credit have been issued to provide security for the Company’s liability under the terms of a trust fund established pursuant to the supplementary pension plan for eligible employees of Hydro One. The supplementary pension plan trustee is required to draw upon these letters of credit if Hydro One is in default of its obligations under the terms of this plan. Such obligations include the requirement to provide the trustee with an annual actuarial report as well as letters of credit sufficient to secure the Company’s liability under the plan, to pay benefits payable under the plan and to pay the letter of credit fee. The maximum potential payment is the face value of the letters of credit. At December 31, 2013, Hydro One had letters of credit of $127 million (2012 – $127 million) outstanding relating to retirement compensation arrangements.

Operating Leases

Hydro One is committed as lessee to irrevocable operating lease contracts for buildings used in administrative and service-related functions and storing telecommunications equipment. These leases have an average life of between one and five years with renewal options for periods ranging from one to 10 years included in some of the contracts. All leases include a clause to enable upward revision of the rental charge on an annual basis or on renewal according to prevailing market conditions. There are no restrictions placed upon Hydro One by entering into these leases. Hydro One Networks and Hydro One Telecom are the principal entities concerned.

At December 31, the future minimum lease payments under non-cancellable operating leases were as follows:

December 31 (millions of Canadian dollars)	2013	2012
Within one year	11	10
After one year but not more than five years	28	29
More than five years	9	14

	48	53

During the year ended December 31, 2013, the Company made lease payments totaling $11 million (2012 – $9 million).